UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TruBridge, Inc.

(Name of registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 8, 2025 For Stockholders of record as of March 14, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/TBRG Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved TruBridge, Inc. Annual Meeting of Stockholders Thursday, May 8, 2025 8:00 AM, Central Time Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/TBRG for more details. To attend the meeting online and/or vote at the meeting, you must pre-register at www.proxydocs.com/TBRG. For a convenient way to view proxy materials, VOTE, and obtain instructions to attend the meeting, go to www.proxydocs.com/TBRG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 S E E R E V E R S E 1FO8RM FUaLrL2 A5G E1N4D:A40

PROPOSAL 1. Election of directors for (i) one year if Proposal 2 is approved and (ii) three years if Proposal 2 is not approved; 1.01 Jerry G. Canada 1.02 Christopher L. Fowler 1.03 Amy K. O’Keefe 1.04 Andris Upitis 2. To approve the Second Amendment (the “Declassification Amendment”) to the Company’s Certificate of Incorporation to declassify the Board of Directors beginning with the Company’s 2026 Annual Meeting of Stockholders; 3. To approve the Second Amended and Restated 2019 Incentive Plan in order to increase the number of shares of common stock available for issuance under the plan; 4.. To approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“NEOs”); 5. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2025; and 6. To transact such other business as may properly come before the annual meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE LISTED NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. TruBridge, Inc. Annual Meeting of Stockholders